UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM
8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d)
OF THE SECURITIES EXCHANGE ACT OF 1934
Date of Report (Date of Earliest Event Reported):
March 17, 2025

PBF ENERGY INC.
PBF HOLDING COMPANY LLC
(Exact Name of Registrant as Specified in its Charter)

Delaware	001-35764	45-3763855
Delaware	333-186007	27-2198168
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

One Sylvan Way, Second Floor
Parsippany
,
New Jersey
07054
(Address of the Principal Executive Offices) (Zip Code)
(
973
)
455-7500
(Registrant’s Telephone Number, including area code)
N/A
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form
8-K
filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of The Act:

Title of each class	Trading Symbol	Name of each exchange on which registered
Common Stock, par value $.001	PBF	New York Stock Exchange
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule
12b-2
of the Securities Exchange Act of 1934
(§240.12b-2
of this chapter).
Emerging growth company
☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01.	Entry into a Material Definitive Agreement.
Closing of 9.875% Senior Notes Offering
On March 17, 2025, PBF Holding Company LLC (“PBF Holding”), a subsidiary of PBF Energy Company LLC (“PBF LLC”), in turn a subsidiary of PBF Energy Inc. (“PBF Energy” and collectively with its consolidated subsidiaries including PBF LLC and PBF Holding, the “Company”) entered into an Indenture (the “Indenture”) among PBF Holding and PBF Holding’s wholly-owned subsidiary, PBF Finance Corporation (together with PBF Holding, the “Issuers”), the Guarantors named on the signature pages thereto, Wilmington Trust, National Association, as Trustee and Deutsche Bank Trust Company Americas, as Paying Agent, Registrar, Transfer Agent and Authenticating Agent, under which the Issuers issued $800.0 million in aggregate principal amount of 9.875% Senior Notes due 2030 (the “Notes”) at an issue price of 98.563%. The initial purchasers (the “Initial Purchasers”) in the offering purchased the Notes pursuant to a private placement transaction conducted under Rule 144A and Regulation S of the Securities Act of 1933, as amended. The Issuers received net proceeds of approximately $777.5 million from the offering after deducting the initial purchasers’ discount and estimated offering expenses. The Company intends to use the net proceeds to repay outstanding borrowings under PBF Holding’s asset based revolving credit facility (the “Revolving Credit Facility”) and for general corporate purposes.
The Notes are guaranteed by PBF Services Company LLC, PBF Investments LLC, Delaware City Refining Company LLC, PBF Power Marketing LLC, Paulsboro Refining Company LLC, Toledo Refining Company LLC, PBF International Inc., Chalmette Refining, L.L.C., Torrance Refining Company LLC, PBF Energy Western Region LLC and Martinez Refining Company LLC (each, a “Guarantor”). The Notes and guarantees are senior unsecured obligations and will rank equal in right of payment with all of the Issuers’ and the Guarantors’ existing and future senior indebtedness, including the Revolving Credit Facility and the Issuers’ outstanding 6.00% Notes due 2028 and outstanding 7.875% Notes due 2030. The Notes and guarantees will rank senior in right of payment to the Issuers’ and the Guarantors’ existing and future indebtedness that is expressly subordinated in right of payment thereto. The Notes and guarantees are effectively subordinated to any of the Issuers’ and the Guarantors’ existing or future secured indebtedness (including the Revolving Credit Facility, as amended or restated from time to time) to the extent of the value of the collateral securing such indebtedness. The Notes and guarantees are structurally subordinated to any existing or future indebtedness and other obligations of the Issuers’ subsidiaries that do not guarantee the Notes.
The Notes pay interest semi-annually in cash in arrears on March 15 and September 15 of each year, beginning on September 15, 2025. The Notes will mature on March 15, 2030.
The Indenture contains customary terms, events of default and covenants for an issuer of non-investment
grade debt securities. These covenants include limitations on the Issuers’ and its restricted subsidiaries’ ability to, among other things, incur additional indebtedness or issue certain preferred stock; make equity distributions, pay dividends on or repurchase capital stock or make other restricted payments; enter into transactions with affiliates; create liens; engage in mergers and consolidations or otherwise sell all or substantially all of the Issuers’ assets; designate subsidiaries as unrestricted subsidiaries; make certain investments; and limit the ability of restricted subsidiaries to make payments to PBF Holding. These covenants are subject to a number of important exceptions and qualifications. Many of these covenants will cease to apply or will be modified following a covenant termination event, including when the Notes are rated investment grade.
At any time prior to March 15, 2027, the Issuers may, at their option, on any one or more occasions redeem up to 40% of the aggregate principal amount of the Notes in an amount not greater than the net cash proceeds of certain equity offerings at a redemption price equal to 109.875% of the principal amount of the Notes, plus any accrued and unpaid interest to the date of redemption; provided that at least 60% of the aggregate principal amount of Notes originally issued under this Indenture remains outstanding immediately after the occurrence of each such redemption. On or after March 15, 2027, the Issuers may redeem all or part of the Notes, in each case at the redemption prices described in the Indenture, together with any accrued and unpaid interest to the date of redemption. In addition, prior to March 15, 2027, the Issuers may redeem all or part of the Notes at a “make-whole” redemption price described in the Indenture, together with any accrued and unpaid interest to the date of redemption.

Upon a change of control that results in a ratings decline, the Issuers will be required to make an offer to purchase the Notes at a purchase price of 101% of the principal amount of the Notes on the date of purchase plus accrued interest. Prior to a covenant termination event, in connection with certain asset dispositions, the Issuers may be required to use the net cash proceeds of the asset dispositions (subject to a right to reinvest such net cash proceeds) to make an offer to purchase the Notes at 100% of the principal amount, together with any accrued and unpaid interest to the date of purchase.
The Issuers may issue additional Notes from time to time pursuant to the Indenture.
The foregoing description is not complete and is subject to and qualified in its entirety by reference to the full text of the Indenture and the form of Notes, which are filed as Exhibits 4.1 and 4.2 respectively, to this Current Report on Form
8-K
and incorporated herein by reference.

Item 2.03.	Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of the Registrant.
The information required by Item 2.03 relating to the Notes and the Indenture is contained in Item 1.01 of this Current Report on Form
8-K
above and is incorporated by reference herein.

Item 9.01.	Financial Statements and Exhibits.
(d) Exhibits

Exhibit No.	Description

4.1	Indenture dated as of March 17, 2025, among PBF Holding Company LLC, PBF Finance Corporation, the Guarantors named on the signature pages thereto, Wilmington Trust, National Association, as Trustee, and Deutsche Bank Trust Company Americas, as Paying Agent, Registrar, Transfer Agent and Authenticating Agent.

4.2	Form of 9.875% Senior Note due 2030 (included as Exhibit A in Exhibit 4.1).

104	Cover Page Interactive Data File (formatted as Inline XBRL).

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrants have duly caused this report to be signed on their behalf by the undersigned hereunto duly authorized.

Date:	March 17, 2025	PBF Energy Inc. (Registrant)

		By:	/s/ Trecia M. Canty
		Name:	Trecia M. Canty
		Title:	Senior Vice President, General Counsel and Secretary

Date:	March 17, 2025	PBF Holding Company LLC (Registrant)

		By:	/s/ Trecia M. Canty
		Name:	Trecia M. Canty
		Title:	Senior Vice President, General Counsel and Secretary